Exhibit 10.1

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Agreement”), is made as of the 3rd day of September, 2015, by and among AVEXIS, INC., a Delaware corporation (the “Company”), the investors listed on Schedule A hereto (the “Investors”) and each of the stockholders listed on Schedule B hereto (the “Key Holders”).

RECITALS

WHEREAS, the Company, the Key Holders and certain of the Investors (collectively, the “Prior Parties”) entered into that certain Second Amended and Restated Investor Rights Agreement dated April 22, 2015 (the “Prior Agreement”);

WHEREAS, the Prior Parties desire to induce certain of the Investors to purchase shares of Class D Common Stock pursuant to the Class D Common Stock Purchase Agreement dated as of the date hereof by and among the Company and certain of the Investors (the “Purchase Agreement”) by amending and restating the Prior Agreement in its entirety and providing certain Investors with the right forth herein; and

WHEREAS, the parties hereto desire to amend and restate the Prior Agreement in its entirety as set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

1.                                      Definitions.  For purposes of this Agreement:

1.1                               “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, member, officer or director of such Person, or any venture capital or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment advisor with, such Person.

1.2                               “Change of Control” means a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company.

1.3                               “Class B Director” means the director of the Company that PBM is entitled to elect pursuant to this Agreement.

1.4                               “Class C Director” means each director of the Company that Deerfield is entitled to elect pursuant to this Agreement.

1.5                               “Common Stock” means shares of the Company’s Class A Common Stock, shares of the Company’s Class B-1 Common Stock, shares of the Company’s Class B-2

Common Stock, shares of the Company’s Class C Common Stock and shares of the Company’s Class D Common Stock, each with par value $0.0001 per share.

1.6                               “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.7                               “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.8                               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.9                               “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.10                        “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.11                        “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.12                        “GAAP” means generally accepted accounting principles in the United States.

1.13                        “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.14                        “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law,

daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.15                        “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.16                        “IPO” means the closing of the first firm commitment underwritten public offering of shares of the Common Stock of the Company.

1.17                        “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.18                        “PBM”  means PBM Capital Investments, LLC.

1.19                        “PBM Co-Investors” means Adam Burke, Kevin Combs, Damian deGoa, Steven Goldman, Mike McCauley, James Reebals, Jayson Rieger, Eugene Scavola, Russell Schundler and Sean Stalfort, and any other Affiliate of PBM or any of such identified Persons.  All Registrable Securities held or acquired by PBM and the PBM Co-Investors shall be aggregated and be deemed to be held by PBM for the purpose of determining the availability of any rights of PBM under this Agreement, including but not limited to Sections 5.5(d) and 5.6.

1.20                        “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.21                        “Proposed Key Holder Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Common Stock (or any interest therein) proposed by any of the Key Holders.

1.22                        “Proposed Transfer Notice” means written notice from a Key Holder setting forth the terms and conditions of a Proposed Key Holder Transfer.

1.23                        “Prospective Transferee” means any person other than the Company to whom a Key Holder proposes to make a Proposed Key Holder Transfer.

1.24                        “Registrable Securities” means (i) any Common Stock held by the Investors on the date hereof, (ii) any Common Stock or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by an Investor after the date hereof and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) or (ii) above.

1.25                        “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable

Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.26                        “Restated Certificate” means the Company’s Third Amended and Restated Certificate of Incorporation, as amended from time to time.

1.27                        “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.28                        “Right of Co-Sale” means the right, but not an obligation, of an Investor to participate in a Proposed Key Holder Transfer on the terms and conditions specified in the Proposed Transfer Notice.

1.29                        “SEC” means the Securities and Exchange Commission.

1.30                        “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.31                        “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.32                        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.33                        “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, other than the fees and disbursements of the Selling Holder Counsel borne and paid by the Company pursuant to Section 2.6.

1.34                        “T. Rowe Price” shall mean T. Rowe Price Associates, Inc. and any successor or affiliated registered investment advisor to the T. Rowe Price Investors.

1.35                        “T. Rowe Price Investors” shall mean the Investors that are advisory clients of T. Rowe Price.

2.                                      Registration Rights.  The Company covenants and agrees as follows:

2.1                               Demand Registrations.

(a)               Form S-1 Demand.  If at any time after one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to the Registrable Securities then outstanding, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(b)               Form S-3 Demand.  If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $3,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(c)                Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then (A) with respect to filings requested pursuant to Section 2.1(a), the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for up to two periods of not more than ninety (90) days individually or one hundred twenty (120) days in the aggregate after the request of the Initiating Holders is given pursuant to Section 2.1(a), provided that the Company shall not utilize such right more than once in any twelve (12) month period and (B) with respect to filings requested pursuant to Section 2.1(b), for a period of not more than seventy-five (75) days after the request of the Initiating Holders is given pursuant to Section 2.1(b), provided that the Company shall not utilize such right more than twice in any twelve (12) month period.

(d)               The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) after the Company has effected one registration pursuant to Section 2.1(a); (ii) during the one hundred and eighty (180) day period commencing with the date of the IPO; or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b).  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) if the Company has effected two registrations pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request.  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Sections 2.1(a) and 2.1(b) after 75% of the Registrable Securities have been registered pursuant to this Agreement. The Company shall not be obligated to effect any registration in any jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process unless the Company is already required to qualify to do business or subject to service in such jurisdiction.  A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d).

2.2                               Company Registration.  If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration.  Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.  The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3                               Underwriting Requirements.

(a)                                 If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice.  The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Section 2.3, if the managing underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

(b)                                 In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering.  If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.  Notwithstanding the foregoing, in no event shall the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering.  For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

2.4                               Obligations of the Company.  Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b)                                 prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)                                  furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)                                 use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)                                  in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)                                   use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)                                  provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)                                 promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)                                     notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j)                                    after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5                               Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6                               Expenses of Registration.  All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company, and the reasonable fees and disbursements, not to exceed $35,000, of one counsel for the selling Holders (“Selling Holder Counsel”) shall be borne and paid by the Company provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be.  All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7                               Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8                               Indemnification.  If any Registrable Securities are included in a registration statement under this Section 2:

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel, accountants and investment advisors for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld (for sake of clarity, it shall be reasonable for the Company to withhold its consent for, among other reasons, if the terms of such settlement contain admissions of wrongdoing by Company or any covenants or other restrictions affecting the Company’s future activities), nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)                                 To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)                                  Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection2.8, give the indemnifying party notice of the commencement thereof.  The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party, such approval not to be unreasonably withheld, conditioned or delayed; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.  The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action.  The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d)                                 To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                                   Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9                               Reports Under Exchange Act.  With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)                                 make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)                                 use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)                                  furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10                        Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would provide to such holder the right to include securities in any registration, unless the inclusion of such securities is on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder.

2.11                        “Market Stand-off” Agreement.  Each Holder and Key Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for the IPO or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.  The foregoing provisions of this Subsection 2.11 (A) shall apply only to the IPO, (B) shall not apply to shares of Common Stock acquired in the IPO or in the open market following the IPO and (C) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or Key Holder, as applicable, or the immediate family of the Holder or Key Holder, as applicable, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers, directors, Nationwide Children’s Hospital (if it holds any shares) and all current parties to this Agreement are subject to the same restrictions.  In addition, the Company shall use its best efforts to obtain a similar agreement from all other stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) to the extent such stockholders are not already party to this Agreement.  The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.  Each Holder and Key Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto.  If any of the obligations described in this Subection 2.11 are waived or terminated with respect to any of the securities of any such Holder, Key Holder, officer, director or other stockholder (in any such case, the “Released Securities”), the foregoing provisions shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder as the percentage of Released Securities represent with respect to the securities held by the applicable Holder, Key Holder officer, director or other stockholder, subject to customary exceptions.

2.12                        Restrictions on Transfer.

(a)                                 The Common Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act.  A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Common Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.  Notwithstanding the foregoing, the Company shall not require any transferee who receives shares pursuant to an effective registration statement or, following the IPO, pursuant to SEC Rule 144 to be bound by the terms of this Agreement.

(b)                                 Each certificate, instrument, or book entry representing (i) the Common Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c)                                  The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2.12.  Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company (as to form, substance and choice of counsel), addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company.  The Company will not require such a legal opinion or “no action” letter (x) following the IPO, in any transaction in compliance with SEC Rule 144 and (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that, with respect to transfers under the foregoing clause (y), each transferee agrees in writing to be subject to the terms of this Subsection 2.12.  Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13                        Termination of Registration Rights.  The right of any Holder to request inclusion of Registrable Securities in any registration pursuant to Subsection 2.2 or Subsection 2.2 shall terminate upon the earlier to occur of:

(a)                                 the closing of a Liquidation Event, as such term is defined in the Company’s Restated Certificate; and

(b)                                 following the IPO, such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration (and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1)).

3.                                      Information Rights.

3.1                               Delivery of Financial Statements.  The Company shall deliver to the Investors:

(a)                                 As soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company (i) an audited balance sheet as of the end of such year, (ii) audited statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year;

(b)                                 as soon as practicable, but in any event within 30 days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c)                                  concurrently with the delivery of the financial statements described in Sections 3.1(a) and 3.1(b), a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit each Investor to calculate its percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d)                                 as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet and statement of stockholders’ equity as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(e)                                  as soon as practicable, but in any event ten (10) days before the end of each fiscal year, a budget and business plan for the next fiscal year approved by the Board of Directors (including either the Class B Director or a Class C Director, provided that at the time of such approval either PBM has a Class B Director or Deerfield has a Class C Director seated on the Company’s Board of Directors, and such director does not unreasonably withhold his approval of such budget and business plan) no later than 30 days following the beginning of such next fiscal year (collectively, the “Budget”), and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company;

(f)                                   such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as the Investors may from time to time reasonably request, including, but not limited to, information relating to the Company’s clinical trials and studies; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company; the confidentiality obligations in Section 3.4 hereof are sufficient and acceptable for this purpose); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

Following the date of this Agreement, the Company shall promptly ensure that the annual financial statements for previously completed fiscal years are audited to the extent necessary to prepare and file a registration statement with the SEC. If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

The Company shall promptly and accurately respond, and shall use its commercially reasonable efforts to cause its transfer agent to promptly respond, to requests for information made on behalf of any T. Rowe Price Investor relating to (i) accounting or securities law matters required in connection with its audit or (ii) the actual holdings of the T. Rowe Price Investor, including in relation to the total outstanding shares; provided, however, that the Company shall not be obligated to provide any such information that could reasonably result in a violation of applicable law or conflict with a confidentiality obligation of the Company.  On or prior to the effectiveness of the IPO, the Company shall provide each T. Rowe Price Investor written confirmation of its equity holdings in the Company (on an as-converted basis).

Notwithstanding anything to the contrary in the Prior Agreement, the Investors hereby waive any breach by the Company of the information rights provided in the Prior Agreement.

3.2                               Inspection.  The Company shall permit each Investor, at such Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company; the confidentiality obligations in Section 3.4 hereof are sufficient and acceptable for this purpose) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3                               Termination of Information Rights.  The covenants set forth in Subsection 3.1 and Subsection 3.2 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Liquidation Event (as such term is defined in the Company’s Restated Certificate), provided that such Liquidation Event results in consideration to the Investors consisting solely of cash proceeds and/or publicly traded securities, whichever event occurs first.

3.4                               Confidentiality.  Each Investor agrees that it will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by such Investor), (b) is or has been independently developed or conceived by such Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to such Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.4; (iii) to any Affiliate, partner, prospective partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, court order or an applicable governmental or regulatory body, provided that such Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.  Notwithstanding the foregoing, (A) in the case of any T. Rowe Price Investor, (B) in the case of Janus Global Life Sciences Fund, a series of Janus Investment Fund, a Massachusetts Business Trust (the “Janus Fund”) and (C) in the case of RA Capital Healthcare Fund, L.P. (“RA Capital”), such T. Rowe Price Investor, the Janus Fund and RA Capital may identify the Company and the value of its respective security holdings in the Company in accordance with applicable investment reporting and disclosure regulations and respond to routine examinations, demands, requests or reporting requirements of a regulator without prior notice to or consent from the Company.

The Company understands and acknowledges that (1) in the regular course of a T. Rowe Price Investor’s business, such T. Rowe Price Investor may invest in companies that have issued securities that are publicly traded (each, a “Public Company”), (2) in the regular course of its business, the Janus Fund may invest in Public Companies, (3) in the regular course of its business, RA Capital may invest in Public Companies and (4) in the regular course of its business, Rock Springs Capital Master Fund LP (“Rock Springs”) may invest in Public Companies.  Accordingly, the Company covenants and agrees that before providing material non-public information about a Public Company (“Public Company Information”) (1) to a T. Rowe Price Investor, the Company will provide prior written notice to the following compliance personnel at such T. Rowe Price Investor describing such information in reasonable detail: Ryan Nolan, Vice President, ryan_nolan@troweprice.com, 410-345-6618, or in his absence to John Gilner, Chief Compliance Officer, john_gilner@troweprice.com, 410-345-2536, (2) to the Janus Fund, the Company will provide prior written notice to the following compliance personnel at the Janus Fund describing such information in reasonable detail: Janus Compliance — Steven Andersen, Senior Compliance Manager, steven.andersen@janus.com, 303-394-7358, or in his absence, David Kowalski, Chief Compliance Officer, david.kowalski@janus.com, 303-316-5747, (3) to RA Capital, the Company will provide prior written notice to the following compliance personnel at RA Capital describing such information in reasonable detail: Derek Meisner, General Counsel and Chief Compliance Officer, dmeisner@racap.com, with a copy to Nicholas McGrath, Corporate Counsel and Compliance Officer, nmcgrath@racap.com, and (4) to Rock Springs, the Company will provide prior written notice to the following compliance personnel at Rock Springs describing such information in reasonable detail: Graham McPhail, Managing Director, graham@rockspringscapital.com, 410-220-0127. The Company shall not disclose Public Company Information to any T. Rowe Price Investor, the Janus Fund or Rock Springs without written authorization from the applicable compliance personnel listed above, provided, however, that, the Company will be permitted to disclose agreements entered into with Public Companies in the ordinary course of business, such as routine customer, supplier, advertising and publishing agreements without such written authorization.

4.                                      Rights to Future Stock Issuances.

4.1                               Right of First Offer.  Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to the Investors.  Each Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Investor (“Investor Beneficial Owners”); provided that each such Affiliate or Investor Beneficial Owner agrees to enter into this Agreement as an “Investor”.

(a)                                 The Company shall give notice (the “Offer Notice”) to the Investors, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b)                                 By written notification to the Company within twenty (20) days after the Offer Notice is given, each Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of any Derivative Securities then held by such Investor) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Common Stock and other Derivative Securities).  The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of sixty (60) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

(c)                                  If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice.  If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Subsection 4.1.

(d)                                 The right of first offer in this Subsection 4.1 shall not be applicable to (i) shares of Common Stock issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock; (ii) shares of Common Stock or options issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company; (iii) shares of Common Stock actually issued upon the exercise of options or shares of Common Stock actually issued upon the conversion or exchange of convertible securities, in each case provided such issuance is pursuant to the terms of such option or convertible security; (iv) shares of Common Stock issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors of the Company; (v) shares of Common Stock issued pursuant to the acquisition of another corporation by the Company by merger, purchase of all or substantially all of the assets or other reorganization or to a joint venture agreement, provided that such issuances are approved by the Board of Directors of the Company; (vi) shares of Common Stock issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors of the Company; (vii) shares of Common Stock issued in the IPO; or (viii) the issuance of shares of Common Stock to Nationwide Children’s Hospital and/or The Ohio State University pursuant to the Company’s contractual obligations to Nationwide Children’s Hospital in effect as of the date hereof.  In addition, each Investor who is party to the

Prior Agreement hereby agrees and acknowledges that Section 4 of the Prior Agreement shall not be applicable to the issuance of any shares of Class D Common Stock pursuant to the Purchase Agreement (and hereby waives any and all notice requirements in connection therewith). Lastly, the Company shall not be obligated under this Subsection 4.1 to sell any securities to any Person, including but not limited the Investors, who does not qualify as an accredited investor (as such term is defined in Rule 501 as promulgated under the Securities Act) at the time of such offering or sale of New Securities.

(e)                                  Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Subsection 4.1, the Company may elect to give notice to the Investors within thirty (30) days after the issuance of New Securities.  Such notice shall describe the type, price, and terms of the New Securities.  Each Investor shall have twenty (20) days from the date notice is given to elect to purchase up to the number of New Securities at the price per share such New Securities were sold for that would, if purchased by such Investor, maintain such Investor’s percentage-ownership position, calculated as set forth in Subsection 4.1(b) before giving effect to the issuance of such New Securities. The closing of such sale shall occur within sixty (60) days of the date notice is given to the Investors.

4.2                               Termination.  The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Liquidation Event, as such term is defined in the Company’s Restated Certificate, whichever event occurs first.

5.                                      Additional Covenants.

5.1                               Board Matters.  Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule.  The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors.

5.2                               Right of Co-Sale.

(a)                                 Exercise of Right.  If any Common Stock is proposed to be sold by any Key Holder to a Prospective Transferee prior to the closing of the IPO, such Key Holder shall provide a Proposed Transfer Notice to each Investor and the Company and each Investor may elect to exercise its Right of Co-Sale and participate in the Proposed Key Holder Transfer as set forth in Subsection 5.2(b) below and, subject to Subsection 5.2(d), otherwise on the same terms and conditions specified in the Proposed Transfer Notice. An Investor, if it desires to exercise its Right of Co-Sale, must give the selling Key Holder written notice to that effect within fifteen (15) days after receipt of the Proposed Transfer Notice from the selling Key Holder, and upon giving such notice such Investor shall be deemed to have effectively exercised the Right of Co-Sale.

(b)                                 Shares Includable.  Each Investor may include in the Proposed Key Holder Transfer that number of shares of such Investor’s Common Stock equal to (i) the percentage of the total number of issued and outstanding shares of Common Stock of the

Company held by such Investor multiplied by (ii) the number of shares of Common Stock proposed to be sold by the selling Key Holder to the Prospective Transferee.

(c)                                  Purchase and Sale Agreement.  Each Investor and the selling Key Holder agree that the terms and conditions of any Proposed Key Holder Transfer in accordance with Section 5.2 will be memorialized in, and governed by, a written purchase and sale agreement with the Prospective Transferee (the “Purchase and Sale Agreement”) with customary terms and provisions for such a transaction, and each Investor and the selling Key Holder further covenant and agree to enter into such Purchase and Sale Agreement as a condition precedent to any sale or other transfer in accordance with this Section 5.2.

(d)                                 Allocation of Consideration.

(i)                                     Subject to Subsection 5.2(d)(ii), the aggregate consideration payable to each Investor and the selling Key Holder shall be allocated based on the number of shares of Common Stock sold to the Prospective Transferee by each Investor and the selling Key Holder.

(ii)                                  In the event that the Proposed Key Holder Transfer constitutes a Change of Control, the terms of the Purchase and Sale Agreement shall provide that the aggregate consideration from such transfer shall be allocated to each Investor and the selling Key Holder in accordance with the Restated Certificate as if (A) such transfer were a Liquidation Event (as defined in the Restated Certificate), and (B) the Common Stock sold in accordance with the Purchase and Sale Agreement were the only Common Stock outstanding.

(e)                                  Purchase by Selling Key Holder; Deliveries.  Notwithstanding Subsection 5.2(c) above, if any Prospective Transferee refuses to purchase securities subject to the Right of Co-Sale from an Investor or upon the failure to negotiate in good faith a Purchase and Sale Agreement satisfactory to the Investor(s) exercising the Right of Co-Sale, no Key Holder may sell any Common Stock to such Prospective Transferee unless and until, simultaneously with such sale, such Key Holder purchases all securities subject to the Right of Co-Sale from each Investor exercising the Right of Co-Sale on the same terms and conditions (including the proposed purchase price) as set forth in the Proposed Transfer Notice and as provided in Subsection 5.2(d)(i); provided, however, if such sale constitutes a Change of Control, the portion of the aggregate consideration paid by the selling Key Holder to each Investor exercising the Right of Co-Sale shall be made in accordance with the first sentence of Subsection 5.2(d)(ii).  In connection with such purchase by the selling Key Holder, each Investor exercising the Right of Co-Sale shall deliver to the selling Key Holder any stock certificate or certificates, properly endorsed for transfer, representing the Common Stock being purchased by the selling Key Holder (or request that the Company effect such transfer in the name of the selling Key Holder).  Any such shares transferred to the selling Key Holder will be transferred to the Prospective Transferee against payment therefor in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Proposed Transfer Notice, and the selling Key Holder shall concurrently therewith remit or direct payment to each Investor exercising the Right of Co-Sale the portion of the aggregate consideration to which such Investor is entitled by reason of its participation in such sale as provided in this Subsection 5.2(e).

(f)                                   Additional Compliance.  If any Proposed Key Holder Transfer is not consummated within forty-five (45) days after receipt of the Proposed Transfer Notice by the Company, the Key Holders proposing the Proposed Key Holder Transfer may not sell any Common Stock unless they first comply in full with each provision of this Section 5.2.  The exercise or election not to exercise any right by an Investor hereunder shall not adversely affect its right to participate in any other sales of Common Stock subject to this Subsection 5.2.

5.3                               Effect of Failure to Comply with Co-Sale Rights.

(a)                                 Transfer Void; Equitable Relief.  Any Proposed Key Holder Transfer not made in compliance with the requirements of this Agreement shall be null and void ab initio, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company.  Each party hereto acknowledges and agrees that any breach of this Agreement would result in substantial harm to the other parties hereto for which monetary damages alone could not adequately compensate.  Therefore, the parties hereto unconditionally and irrevocably agree that any non-breaching party hereto shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Common Stock not made in strict compliance with this Agreement).

(b)                                 Violation of Co-Sale Right.  If any Key Holder purports to sell any Common Stock in contravention of the Right of Co-Sale (a “Prohibited Transfer”), each Investor may, in addition to such remedies as may be available by law, in equity or hereunder, require such Key Holder to purchase from such Investor the type and number of shares of Common Stock that such Investor would have been entitled to sell to the Prospective Transferee had the Prohibited Transfer been effected in compliance with the terms of Subsection 5.2.  The sale will be made on the same terms, including, without limitation, as provided in Subsection 5.2(d)(i) and the first sentence of Subsection 5.2(d)(ii), as applicable, and subject to the same conditions as would have applied had the Key Holder not made the Prohibited Transfer, except that the sale (including, without limitation, the delivery of the purchase price) must be made within ninety (90) days after an Investor learns of the Prohibited Transfer, as opposed to the timeframe proscribed in Subsection 5.2.  Such Key Holder shall also reimburse each Investor for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of such Investor’s rights under Subsection 5.2.

5.4                                                 Drag-Along Right.

(a)                              If both (a) the holders of a majority of the issued and outstanding shares of Common Stock (voting together as a single class on an as-converted basis) and (b) the holders of a majority of the issued and outstanding shares of Class D Common Stock (each voting as a separate class) approve a sale of the Company or all or substantially all of the Company’s assets, whether by means of a merger, consolidation, the sale of capital stock, or otherwise (an “Approved Sale”), then each Investor and the Key Holder hereby agrees to consent to, vote for and raise no objections to the Approved Sale, and (i) shall each waive any and all dissenters rights, appraisal rights or similar rights in connection with such Approved Sale, or (ii) if the Approved Sale is structured as a sale of the outstanding capital stock of the

Company, each Investor and Key Holder hereby agrees to sell his, her or its Common Stock on the terms and conditions approved by the stockholders described in subclauses (a) and (b) above (the “Approving Stockholders”). Each Investor and Key Holder agrees to take all necessary and desirable actions approved by the Approving Stockholders in connection with the consummation of an Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (A) provide the representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale, provided that such representations, warranties and covenants are made solely by each Investor or Key Holder for his, her or its own account; and (B) effectuate the allocation and distribution of the aggregate consideration upon the consummation of the Approved Sale. Notwithstanding any provision of this Section 5.4 to the contrary, the Investors and the Key Holders shall have no obligation under this Section 5.4 unless the aggregate consideration payable upon the consummation of the Approved Sale is to be allocated and distributed in accordance with Article Fourth, Subsection B.2 of the Company’s Restated Certificate; each T. Rowe Price Investor shall have no obligation under this Section 5.4 unless the Approved Sale provides for payment at closing sufficient to return the Class D Original Issue Price (as such term is defined in the Restated Certificate) on each share of Class D Common Stock; Deerfield and Roche shall have no obligation under this Section 5.4 unless the Approved Sale provides for payment at closing sufficient to return the Class C Original Issue Price (as such term is defined in the Restated Certificate) on each share of Class C Common Stock; and PBM and the PBM Co-Investors shall have no obligation under this Section 5.4 unless the Approved Sale provides for payment at closing sufficient to return the Class B Original Issue Price (as such term is defined in the Restated Certificate) on each share of Class B Common Stock.

(b)                                 Exceptions.  Notwithstanding the foregoing, an Investor or Key Holder, as applicable, will not be required to comply with Subsection 5.4(a) above in connection with any Approved Sale unless:

(i)                                     any representations and warranties to be made by such Investor or Key Holder, as applicable, in connection with the Approved Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such shares, including, but not limited to, representations and warranties that (i) such Investor or Key Holder holds all right, title and interest in and to the shares such Investor or Key Holder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Investor or Key Holder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Investor or Key Holder have been duly executed by the Investor or Key Holder and delivered to the acquirer and are enforceable against the Investor or Key Holder in accordance with their respective terms; and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Investor or Key Holder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

(ii)                                  the liability for indemnification, if any, of such Investor or Key Holder in the Approved Sale and for the inaccuracy of any representations and warranties made by the Company or its stockholders in connection with such Approved Sale, is several and not joint with any other Person (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders), and is pro rata in proportion to, and does not exceed, the amount of consideration paid to such Investor or Key Holder in connection with such Approved Sale; and

(iii)                               liability shall be limited to such Investor’s or Key Holder’s (as applicable) applicable share (determined based on the respective proceeds payable to each Investor or Key Holder, as applicable, in connection with such Approved Sale in accordance with the provisions of the Restated Certificate) of a negotiated aggregate indemnification amount that applies equally to all Investors and Key Holders but that in no event exceeds the amount of consideration otherwise payable to such Investor or Key Holder, as applicable, in connection with such Approved Sale, except with respect to claims related to fraud by such Investor or Key Holder, as applicable, the liability for which need not be limited as to such Investor or Key Holder, as applicable.

5.5                                                 Board of Directors.

(a)                                 Number of Directors. Each Investor and Key Holder agrees to vote, or cause to be voted all shares owned by such Investor or Key Holder, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at seven (7) directors or such other number of directors (but no more than eight (8)), as is determined by the Board.

(b)                                 CEO Director. Each Investor and Key Holder agrees to vote, or cause to be voted, all shares owned by such Investor or Key Holder, from time to time and at all times, in whatever manner as shall be necessary to ensure the Company’s Chief Executive Officer, which position shall initially be vacant, is elected to the Company’s Board of Directors (the “CEO Director”), provided, that if for any reason, the CEO Director shall cease to serve as the Chief Executive Officer of the Company, each Investor and Key Holder shall promptly vote their respective shares (i) to remove the former Chief Executive Officer from the Board of Directors and (ii) to elect such person’s replacement as Chief Executive Officer of the Company as the new CEO Director.

(c)                                  Class A Director.  The Key Holders and the other Investors hereby agree that the holders of a majority of the Class A Common Stock shall have the right to nominate one candidate for election to the Company’s Board of Directors; (b) the Key Holders and the other Investors further agree that if the service of any director that was nominated by the holders of a majority of the Class A Common Stock is terminated, whether by reason of such director’s resignation, death, disability or otherwise, that the holders of a majority of the Class A Common Stock shall have the right to nominate a candidate for election to the Company’s Board of Directors to replace such director; (c) each Key Holder and other Investor hereby agrees to vote, at any annual or special meeting of the stockholders of the Company at which an election of directors is to occur (which shall include any consent of stockholders of the Company in lieu of any such meeting), all shares owned by such Investor or Key Holder in favor of the election of the holders of a majority of the Class A Common Stock’s candidate to the Company’s Board of Directors; and (d) each Key Holder and other Investor hereby agrees not to vote to remove the holders of a majority of the Class A Common Stock’s candidate from the Company’s Board of

Directors unless so directed by the holders of a majority of the Class A Common Stock, and to so vote if so directed by the holders of a majority of the Class A Common Stock. The holders of a majority of the Class A Common Stock’s initial nominee shall be John D. Harkey, Jr.

(d)                                 Class B Director. For so long as PBM and the PBM Co-Investors hold not less than seven hundred and thirty-three thousand one hundred and thirty-eight (733,138) shares of Class B Common Stock or shares of capital stock issued upon conversion of the Class B Common Stock (such number subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class B Common Stock), (a) the Key Holders and the other Investors hereby agree that PBM shall have the right to nominate one candidate for election to the Company’s Board of Directors; (b) the Key Holders and the other Investors further agree that if the service of any director that was nominated by PBM is terminated, whether by reason of such director’s resignation, death, disability or otherwise, that PBM shall have the right to nominate a candidate for election to the Company’s Board of Directors to replace such director; (c) each Key Holder and other Investor hereby agrees to vote, at any annual or special meeting of the stockholders of the Company at which an election of directors is to occur (which shall include any consent of stockholders of the Company in lieu of any such meeting), all shares owned by such Investor or Key Holder in favor of the election of PBM’s candidate to the Company’s Board of Directors; and (d) each Key Holder and other Investor hereby agrees not to vote to remove PBM’s candidate from the Company’s Board of Directors unless so directed by PBM, and to so vote if so directed by PBM.

(e)                                  Class C Director. For so long as Deerfield or Roche hold not less than two hundred and twenty-eight thousand seven hundred and twenty-four (228,724) shares of Class C Common Stock or shares of capital stock issued upon conversion of such Class C Common Stock (such number subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class C Common Stock), (a) the Key Holders and the other Investors hereby agree that Deerfield shall have the right to nominate two candidates for election to the Company’s Board of Directors; (b) the Key Holders and the other Investors further agree that if the service of any director that was nominated by Deerfield is terminated, whether by reason of such director’s resignation, death, disability or otherwise, that Deerfield shall have the right to nominate a candidate for election to the Company’s Board of Directors to replace such director; (c) each Key Holder and Investor hereby agrees to vote, at any annual or special meeting of the stockholders of the Company at which an election of directors is to occur (which shall include any consent of stockholders of the Company in lieu of any such meeting), all shares owned by such Investor or Key Holder in favor of the election of Deerfield’s candidates to the Company’s Board of Directors; and (d) each Key Holder and other Investor hereby agrees not to vote to remove any of Deerfield’s candidates from the Company’s Board of Directors unless so directed by Deerfield, and to so vote if so directed by Deerfield. Deerfield’s initial nominees as Class C Directors shall be Jonathan Leff and Carole Nuechterlein; in the event that either or both of Jonathan Leff or Carole Neuchterlein are unwilling or unable to serve as the Class C Director, Deerfield’s replacement nominee(s) must be approved by a majority of the members of the Board of Directors then serving, such approval not to be unreasonably withheld or delayed.

(f)                                   Observer Rights.  For so long as the T. Rowe Price Investors collectively own not less than one hundred seventy-two thousand four hundred thirteen

(172,413) shares of Class D Common Stock or shares of capital stock issued upon conversion of such Class D Common Stock (such number subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class D Common Stock), the Company shall invite a representative of the T. Rowe Price Investors to attend all meetings of the Board of Directors, including executive sessions, in a nonvoting observer capacity and, in this respect, shall give such representative copies of all materials provided to the Board of Directors and board committees; provided, however, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if the Board of Directors determines in good faith that such withholding of information or exclusion is necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or for other similar reasons.

(g)                                  Committees.  The Company shall cause to be established, and will maintain, such committees as the Board of Directors deems necessary or appropriate, but at a minimum will establish a compensation committee which shall consist of three (3) non-management directors, one of which shall be a Class C Director and one of which shall be the Class B Director. Each Board Committee shall include at least one of the Class C Directors, unless participation in such committee has been waived by the Class C Directors.  Each Board Committee shall include at least the Class B Director, unless participation in such committee has been waived by the Class B Director.

(h)                              Irrevocable Proxy.  To secure the Key Holders’ obligations to vote their respective shares in accordance with this Agreement, each Key Holder hereby appoints the Chairman of the Board of Directors and the Chief Executive Officer of the Company, or either of them from time to time, or their designees, as such Key Holder’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such shares as set forth in this Agreement and to execute all appropriate instruments consistent with this Agreement on behalf of such Key Holder if, and only if, such Key Holder fails to vote all of such Key Holder’s shares or execute such other instruments in accordance with the provisions of this Agreement.  The proxy and power granted by each Key Holder pursuant to this Section are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement.  Each such proxy and power will be irrevocable for the term hereof.  The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party, as the case may be, and, so long as any party hereto is an entity, will survive the merger or reorganization of such party.

5.6                               PBM Protective Provisions. For so long as PBM and the PBM Co-Investors holds not less than seven hundred and thirty-three thousand one hundred and thirty-eight (733,138) shares of Class B Common Stock or shares of capital stock issued upon conversion of the Class B Common Stock (such number subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class B Common Stock), the Corporation shall not do, either directly or indirectly by amendment, merger, consolidation or otherwise, and the Key Holders agree not to vote to approve, any of the following without (in addition to any other vote required by law or the Restated Certificate) the written consent or affirmative vote (as the case may be) of PBM, given in writing or by vote at a meeting:

(a)                                 amend, alter or repeal any provision of the Restated Certificate or Bylaws of the Corporation regarding the powers, preferences or rights of the Class B-1 Common Stock or Class B-2 Common Stock, or in a manner that adversely affects the powers, preferences or rights of the Class B-1 Common Stock or Class B-2 Common Stock; or

(b)                                 liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any Liquidation Event, or consent to any of the foregoing, unless such action results in an amount paid per share of Class B-1 Common Stock equal to at least $6.82 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class B-1 Common Stock).

5.7                               Class C Common Stock Protective Provisions. For so long as Deerfield or Roche hold not less than two hundred and twenty-eight thousand seven hundred and twenty-four (228,724) shares of Class C Common Stock or shares of capital stock issued upon conversion of the Class C Common Stock (such number subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class C Common Stock), the Corporation shall not do, either directly or indirectly by amendment, merger, consolidation or otherwise, and the Key Holders agree not to vote to approve, any of the following without (in addition to any other vote required by law or the Restated Certificate) the written consent or affirmative vote (as the case may be) of the holders of at least 60% of the issued and outstanding shares of Class C Common Stock, given in writing or by vote at a meeting:

(a)                                 amend, alter or repeal any provision of the Restated Certificate or Bylaws of the Corporation in a manner that adversely affects the powers, preferences, privileges or rights of the Class C Common Stock or the restrictions provided for the benefit of Deerfield or the Class C Common Stock; or

(b)                                 authorize or issue any additional shares of Class C Common Stock.

5.8                               Insurance.  The Company has from financially sound and reputable insurers directors and officers liability insurance in an amount and on terms and conditions satisfactory to the Board of Directors, and will use commercially reasonable efforts to cause such insurance policy to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. This policy shall not be cancelable by the Company without prior approval by the Board of Directors.  Notwithstanding any other provision of this Section 5.8 to the contrary, for so long as a Class C Director is serving on the Board of Directors, the Company shall not cease to maintain a directors and officers liability insurance policy in an amount of at least five million dollars ($5,000,000) unless approved by such Class C Director(s), and the Company shall annually, within one hundred twenty (120) days after the end of each fiscal year of the Company, deliver to Deerfield a certification that such a directors and officers liability insurance policy remains in effect.

5.9                               Termination of Covenants.  The covenants set forth in this Section 5 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO; (ii) when the Company first becomes subject to the periodic reporting requirements of

Section 12(g) or 15(d) of the Exchange Act; or (iii) upon a Liquidation Event, as such term is defined in the Company’s Restated Certificate, whichever event occurs first.

6.                                      Miscellaneous.

6.1                               Successors and Assigns.  The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities; provided, however, that (v) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; (w) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement; (x) except for transfers of Registrable Securities by PBM to the PBM Co-Investors, PBM may only transfer its rights hereunder to an unrelated third party transferee if such unrelated third party transferee receives not less than 366,569 shares (such number subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class B Common Stock) of PBM’s Class B Common Stock; (y) Deerfield may only transfer its rights hereunder to an unrelated third party transferee if such unrelated third party transferee receives not less than two hundred and twenty-eight thousand seven hundred and twenty-four (228,724) shares (such number subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class C Common Stock) of Deerfield’s Class C Common Stock; and (z) Roche may only transfer its rights hereunder to an unrelated third party transferee if such unrelated third party transferee receives not less than two hundred twenty-eight thousand four hundred and eighty (228,480) shares (such number subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class C Common Stock) of Roche’s Class C Common Stock.  The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2                               Governing Law.  This Agreement shall be governed by the internal law of the State of Delaware.

6.3                               Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4                               Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5                               Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, provided that in either case it is followed promptly by a confirming copy of the notice given via another authorized means for that recipient, (iii) five (5) days after having been sent to a U.S. address by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to be notified at such party’s address as set forth in this section or on Schedule A hereto, or as subsequently modified by written notice, and if to the Company, (iv) two (2) business days after deposit with a nationally recognized overnight courier, freight prepaid for delivery to a U.S. address, specifying next business day delivery, with written verification of receipt, or (v) three (3) business days after deposit with an internationally recognized expedited delivery services company, freight prepaid for deliver to a non-U.S. address, specifying next available business day delivery, with written verification of receipt; provided, however, that notice and other communications given or made to Roche Finance Ltd shall only be provided using the methods set forth in clauses (i), (ii) and (v) above.

If to the Company:	AveXis, Inc. 4925 Greenville Avenue, Suite 604 Dallas, Texas 75206 Attn: Sean P. Nolan Fax: Email: snolan@AveXisBio.com

With a simultaneous copy (which shall not constitute notice) to:	Cooley LLP 1114 Avenue of the Americas New York, NY 10036-7798 Attn: Divakar Gupta Fax: 1 212 479 6275 Email: dgupta@cooley.com

If to any T. Rowe Price Investor:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Baek, Vice President Phone: 410-345-2090 E-mail: andrew_baek@troweprice.com

Any notice to Roche or Deerfield should be sent to these addresses:

If to Roche:	Roche Finance Ltd Grenzacherstrasse 122 4070 Basel, Switzerland Fax: + 41 61 687 0644 Attn: Roche Venture Fund, Carole Nuechterlein

With a simultaneous copy (which shall not constitute notice) to:	Hoffmann-La Roche Inc. Overlook at Great Notch 150 Clove Road 8th Floor — Suite 8 Little Falls, NJ 07424 Attn: General Counsel

If to Deerfield:	Deerfield Capital 780 Third Avenue New York, NY 10017 Attn: Lawrence Atinsky

With a simultaneous copy (which shall not constitute notice) to:	Choate Hall & Stewart LLP Two International Place Boston, MA 02110 Attn: Frederick Callori

6.6                               Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.  Notwithstanding the foregoing, (i) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to an Investor without the written consent of such Investor, (ii) Sections 5.5(a), 5.5(d) and 5.6 may not be amended or revised without the consent of PBM, (iii) Sections 5.5(a), 5.5(e), and 5.7 may not be amended or revised without the consent of the holders of at least a majority of the Class C Common Stock and (iv) Sections 2.11, 3.1, 3.2, 3.3, 3.4 and 5.5(f) may not be amended or revised in a manner that adversely affects the T. Rowe Price Investors without the written consent of T. Rowe Price Investors holding at least a majority of the Class D Common Stock held by all T. Rowe Price Investors. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.  Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7                               Acknowledgement. Notwithstanding anything to the contrary stated herein and for the avoidance of doubt, for any stockholder who is party to this Agreement as both an Investor and a Key Holder, such stockholder shall only be a Key Holder with respect to such class of Common Stock as set forth on Schedule B hereto and only the shares of Common Stock set forth immediately underneath such stockholder’s name on Schedule B shall be subject to any of the obligations, restrictions and requirements associated with the shares held by Key Holders under this Agreement.

6.8                               Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.9                               Entire Agreement.  This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing among the parties (excluding but not limited to the Prior Agreement) is expressly canceled.

6.10                        Dispute Resolution.  The parties (a) hereby exclusively, irrevocably and unconditionally submit to the jurisdiction of the state and federal courts of situated in the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in such courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS.  EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.11                        Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

AVEXIS, INC.

By:	/s/ Sean Nolan
Name:	Sean Nolan
Its:	Chief Executive Officer

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. Rowe Price Health Sciences Fund, Inc.
TD Mutual Funds — TD Health Sciences Fund
VALIC Company I — Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
John Hancock Variable Insurance Trust — Health Sciences Trust
John Hancock Funds II — Health Sciences Fund
Each fund, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Taymour Tamaddon

Name:	Taymour Tamaddon

Title:	Vice President

T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust
Each fund, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser

By:	/s/ Taymour Tamaddon

Name:	Taymour Tamaddon

Title:	Vice President

Address:	T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior
Legal Counsel
Phone: 410-345-2090
E-mail: andrew_baek@troweprice.com

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

PBM CAPITAL INVESTMENTS, LLC

By:	/s/ Russell T. Schundler
Name:	Russell T. Schundler
Title:	Executive Vice President

Address:	200 Garrett Street, Suite S
Charlottesville, VA 22902

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

PBM CAPITAL INVESTMENTS, LLC
As attorney-in-fact for the PBM Co-Investors

By:	/s/ Russell T. Schundler
Name:	Russell T. Schundler
Title:	Executive Vice President

Address:	200 Garrett Street, Suite S
Charlottesville, VA 22902

PBM CO-INVESTORS:

Adam Burke
Kevin Combs
Damian deGoa
Steven Goldman
Mike McCauley
James Reebals
Jayson Reiger
Eugene Scavola
Russell Schundler
Sean Stalfort

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

Address: Deerfield Capital, 780 Third Avenue
New York, NY 10017
Attn: Lawrence Atinsky

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

Address: Deerfield Capital, 780 Third Avenue
New York, NY 10017
Attn: Lawrence Atinsky

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ROCHE FINANCE LTD

By:	/s/ Carole Nuechterlein

Name:	Carole Nuechterlein

Its:	authorized signatory

By:	/s/ Andreas Knierzinger

Name:	Andreas Knierzinger

Its:	authorized signatory

Address:

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

VENROCK HEALTHCARE CAPITAL PARTNERS II, L.P.
By: VHCP Management II, LLC
Its: General Partner

By:	/s/ David L. Stepp
Name:	David L. Stepp
Title:	Authorized Signatory

Address:	3340 Hillview Avenue
Palo Alto, CA 94304

VHCP CO-INVESTMENT HOLDINGS II, LLC
By: VHCP Management II, LLC
Its: Manager

By:	/s/ David L. Stepp
Name:	David L. Stepp
Title:	Authorized Signatory

Address:	3340 Hillview Avenue
Palo Alto, CA 94304

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Janus Global Life Sciences Fund, a series of
Janus Investment Fund, a Massachusetts Business Trust

By:	/s/ Andy Acker
Name: Andy Acker
Title: Executive Vice President, Portfolio Manager

Address: 151 Detroit Street
Denver, CO 80206

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Adage Capital Partners LP

By:	/s/ Dan Lehan
Name: Dan Lehan
Title: Chief Operating Officer

Address: 200 Clarendon Street, 52nd Floor

Boston, MA   02116

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

QVT Fund V LP,
By: QVT Associates GP LLC
Its: general partner

By:	/s/ Keith Manchester
Name:	Keith Manchester
Title:	Authorized Signatory

Address:

QVT Fund IV LP,
By: QVT Associates GP LLC
Its: general partner

By:	/s/ Keith Manchester
Name:	Keith Manchester
Title:	Authorized Signatory

Address:

Quintessence Fund L.P.,
By: QVT Associates GP LLC
Its: general partner

By:	/s/ Keith Manchester
Name:	Keith Manchester
Title:	Authorized Signatory

Address:

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ROCK SPRINGS CAPITAL MASTER FUND LP
By: Rock Springs GP LLC
Its: General Partner

By:	/s/ Graham McPhail
Name:	Graham McPhail
Title:	Managing Director

Address:	650 South Exeter St.
Suite 1070
Baltimore, MD 21202

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

RTW Master Fund, Ltd

By:	/s/ Roderick Wong
Name:	Roderick Wong
Title:	CCO

Address:	250 West 55th Street
16th FL, Suite A
New York, NY 10019

RTW Innovation Master Fund, Ltd

By:	/s/ Roderick Wong
Name:	Roderick Wong
Title:	CCO

Address:	250 West 55th Street
16th FL, Suite A
New York, NY 10019

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

RA Capital Healthcare Fund, L.P.
By: RA Capital Management, LLC
Its: General Partner

By:	/s/ Rajeev Shah
Name:	Rajeev Shah
Title:	Authorized Signatory

Address: 20 Park Plaza, Suite 1200
Boston, MA 02116

Blackwell Partners LLC - Series A

By:	/s/ Justin B. Nixon
Name:	Justin B. Nixon
Title:	Investment Manager DUMAC, Inc. Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Assistant Treasurer DUMAC, Inc. Authorized Agent

Address:	280 South Mangum Street, Suite 210
Durham, NC 27701

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Boxer Capital, LLC

By:	/s/ Aaron Davis
Name: Aaron Davis
Title: Chief Executive Officer

Address:	440 Stevens Ave, 100
Solana Beach, CA
92075

MVA Investors, LLC

By:	/s/ Aaron Davis
Name: Aaron Davis
Title: Chief Executive Officer

Address:	440 Stevens Ave, 100
Solana Beach, CA
92075

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Foresite Capital Fund III, L.P.

By: Foresite Capital Management III, LLC
Its: General Partner

By:	/s/ Dennis D. Ryan
Name: Dennis D. Ryan
Title: Chief Financial Officer

Address:	101 California St.
Suite 4100
San Francisco, CA 94111

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS:

WEST SUMMIT INVESTMENTS, LP

By: West Summit Investment GP, LLC
Its: General Partner

By:	/s/ David G. Genecov
Name: David G. Genecov
Title: Manager

Address:	11970 N. Central Expy., Ste. 270
Dallas, TX 75243

WEST SUMMIT ANNUITY TRUST U/T/D JUNE 29, 2015

By:	/s/ David G. Genecov
Name: David G. Genecov
Title: Trustee

Address:	11970 N. Central Expy., Ste. 270
Dallas, TX 75243

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS:

/s/ Brian K. Kaspar
Print Name: Brian K. Kaspar

Print Name: John A. Carbona

JDH INVESTMENT MANAGEMENT, LLC

By:	/s/ John D. Harkey, Jr.

Name:	John D. Harkey, Jr.

Title:	Manager

Address:	12200 Stemmons Freeway # 100
Dallas, TX 75234

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS:

Solely with respect to shares of Class A Common Stock and Class B-1 Common Stock held:

VENROCK HEALTHCARE CAPITAL PARTNERS II, L.P.

By: VHCP Management II, LLC

Its: General Partner

By:	/s/ David L. Stepp

Name:	David L. Stepp

Title:	Authorized Signatory

Address:	3340 Hillview Avenue
Palo Alto, CA 94304

Solely with respect to shares of Class A Common Stock and Class B-1 Common Stock held:

VHCP CO-INVESTMENT HOLDINGS II, LLC

By: VHCP Management II, LLC

Its: Manager

By:	/s/ David L. Stepp

Name:	David L. Stepp

Title:	Authorized Signatory

Address:	3340 Hillview Avenue
Palo Alto, CA 94304

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS:

Solely with respect to shares of Class A Common Stock held:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

Address: Deerfield Capital, 780 Third Avenue

New York, NY 10017

Attn: Lawrence Atinsky

Solely with respect to shares of Class A Common Stock held:

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

Address: Deerfield Capital, 780 Third Avenue

New York, NY 10017

Attn: Lawrence Atinsky

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS:

Solely with respect to shares of Class A Common Stock held:

ROCHE FINANCE LTD

By:	/s/ Carole Nuechterlein

Name:	Carole Nuechterlein

Its:	authorized signatory

By:	/s/ Andreas Knierzinger

Name:	Andreas Knierzinger

Its:	authorized signatory

Address:

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS:

Solely with respect to shares of Class A Common Stock held:

PBM CAPITAL INVESTMENTS, LLC

By:	/s/ Russell T. Schundler
Name:	Russell T. Schundler
Title:	Executive Vice President

Address:	200 Garrett Street, Suite S
Charlottesville, VA 22902

[AveXis, Inc. Signature Page to Third Amended and Restated Investors’ Rights Agreement]

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on September 24, 2015, by the undersigned (the “Holder”) pursuant to the terms of that certain Third Amended and Restated Investor Rights Agreement dated as of September 3, 2015 (the “Agreement”), by and among AveXis, Inc. (the “Company”) and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows:

1.1         Acknowledgement. Holder acknowledges that Holder is acquiring shares of the Company’s Class A Common Stock (the “Stock”) and that Holder will be a “Key Holder” for all purposes of the Agreement.

1.2         Agreement. (a) The Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) Holder adopts the Agreement with the same force and effect as if Holder were originally a party thereto. This Adoption Agreement shall be deemed to constitute a counterpart signature page to the Agreement.

1.3         Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address, facsimile number or email address listed below:

1701 Pennsylvania Ave NW, Suite 900

Washington, DC 20006

Attn: Daniel O’Donnell

Fax: 202-778-2330

Email: dodonnell@foxkiser.com

IN WITNESS WHEREOF, the undersigned has executed this Adoption Agreement as of the date first written above.

HOLDER:

FOXKISER Ventures Fund V LLC

By:	/s/ Daniel O’Donnell
Name:	Daniel O’Donnell
Title:	Manager

SCHEDULE A

Investors

Investor Name	Contact

PBM Capital Investments, LLC	200 Garrett Street, Suite S Charlottesville, Virginia 22902 Attn: Sean Stalfort Email: sstalfort@pbmcap.com

Adam Burke	200 Garrett Street, Suite Q Charlottesville, VA 22903

Kevin Combs	3420 Keswick Road Keswick, VA 22947

Damian deGoa	1407 Sunderland Lane Keswick, VA 22947

Steven Goldman	390 West End Avenue Apt 6J NY, NY 10024

Mike McCauley	318 4th St . S. E. Apt 1 Charlottesville Va. 22902

James Reebals	199 Hall Drive Barboursville, VA 22923

Jayson Rieger	3388 Turnberry Circle Charlottesville, VA 22911

Eugene Scavola	815 Carlyle Place Charlottesville, VA 22903

Russell Schundler	50 Gooseneck Lane Charlottesville, VA 22903

Sean Stalfort	200 Garrett Street, Suite S Charlottesville, VA 22903

Deerfield Private Design Fund III, L.P.	Deerfield Capital 780 Third Avenue New York, NY 10017 Attn: Lawrence Atinsky

Deerfield Special Situations Fund, L.P.	Deerfield Capital 780 Third Avenue New York, NY 10017 Attn: Lawrence Atinsky

Roche Finance Ltd	Roche Finance Ltd Grenzacherstrasse 122 4070 Basel, Switzerland Fax: + 41 61 687 0644 Attn: Roche Venture Fund, Carole Nuechterlein

Venrock Healthcare Capital Partners II, L.P.	3340 Hillview Avenue Palo Alto, CA 94304 Attn: David L. Stepp Fax: 650-561-9180 Email: dstepp@venrock.com

VHCP Co-Investment Holdings II, LLC	3340 Hillview Avenue Palo Alto, CA 94304 Attn: David L. Stepp Fax: 650-561-9180 Email: dstepp@venrock.com

T. Rowe Price Health Sciences Fund, Inc.	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 E-mail: andrew_baek@troweprice.com

TD Mutual Funds — TD Health Sciences Fund	Same address as above

VALIC Company I — Health Sciences Fund	Same address as above

T. Rowe Price Health Sciences Portfolio	Same address as above

John Hancock Variable Insurance Trust — Health Sciences Trust	Same address as above

John Hancock Funds II — Health Sciences Fund	Same address as above

T. Rowe Price New Horizons Fund, Inc.	Same address as above

T. Rowe Price New Horizons Trust	Same address as above

T. Rowe Price U.S. Equities Trust	Same address as above

Janus Global Life Sciences Fund, a series of Janus Investment Fund, a Massachusetts Business Trust	151 Detroit Street Denver, CO 80206

Adage Capital Partners LP	200 Clarendon Street 52nd Floor Boston, MA 02116

QVT Fund V LP

C/O QVT Financial LP
1177 Avenue of the Americas
9th Floor
New York, NY 10036
Attention: Keith Manchester & Oren Eisner
Tel: (212) 705-8800
Keith.Manchester@qvt.com
Oren.Eisner@qvt.com
Legalnotices@qvt.com

QVT Fund IV LP	Same address as above

Quintessence Fund L.P.	Same address as above

Rock Springs Capital Master Fund LP	650 South Exeter Street, Suite 1070 Baltimore, MD 21202 Attn: Graham McPhail

RTW Master Fund, Ltd	250 West 55th Street 16th Floor, Suite A New York, NY 10019 Attn: Roderick Wong

RTW Innovation Master Fund, Ltd	Same address as above

RA Capital Healthcare Fund, L.P.	20 Park Plaza, Suite 1200 Boston, MA 02116

Blackwell Partners LLC - Series A	20 Park Plaza, Suite 1200 Boston, MA 02116

Boxer Capital, LLC	440 Sterns Avenue, 100 Solana Beach, CA 92078 Attn: Aaron Davis

MVA Investors, LLC	Same address as above

Foresite Capital Fund III, L.P.	101 California Street, Suite 4100 San Francisco, CA 94111

SCHEDULE B

Key Holders

Key Holder Name	Contact

JDH Investment Management, LLC	12200 Stemmons Freeway, Suite 100 Dallas, TX 75234 Attn: John D. Harkey, Jr.

West Summit Investments, LP	11970 N. Central Expy., Suite 270 Dallas, TX 75243 Attn: David G. Genecov, MD

West Summit Annuity Trust u/t/d June 29, 2015	11970 N. Central Expy., Suite 270 Dallas, TX 75243 Attn: David G. Genecov, Trustee Fax: 972-331-1909 Email: dgenecov@mac.com

John Carbona	1900 McKinney Ave., Apt. 1101 Dallas, TX 75201

Brian K. Kaspar	7883 Calverton Square New Albany, OH 43054

Venrock Healthcare Capital Partners II, L.P. (Solely with respect to 266,813 shares of Class A Common Stock and 53,363 shares of Class B-1 Common Stock held)	3340 Hillview Avenue Palo Alto, CA 94304 Attn: David L. Stepp Fax: 650-561-9180 Email: dstepp@venrock.com

VHCP Co-Investment Holdings II, LLC (Solely with respect to 108,187 shares of Class A Common Stock and 21,637 shares of Class B-1 Common Stock held)	3340 Hillview Avenue Palo Alto, CA 94304 Attn: David L. Stepp Fax: 650-561-9180 Email: dstepp@venrock.com

Deerfield Private Design Fund III, L.P. (Solely with respect to 95,588 shares of Class A Common Stock held)	Deerfield Capital 780 Third Avenue New York, NY 10017 Attn: Lawrence Atinsky

Deerfield Special Situations Fund, L.P. (Solely with respect to 95,588 shares of Class A Common Stock held)	Deerfield Capital 780 Third Avenue New York, NY 10017 Attn: Lawrence Atinsky

Roche Finance Ltd (Solely with respect to 58,824 shares of Class A Common Stock held)	Roche Finance Ltd Grenzacherstrasse 122 4070 Basel, Switzerland Fax: + 41 61 687 0644 Attn: Roche Venture Fund, Carole Nuechterlein

PBM Capital Investments, LLC (Solely with respect to 176,471 shares of Class A Common Stock held)	200 Garrett Street, Suite S Charlottesville, Virginia 22902 Attn: Sean Stalfort Email: sstalfort@pbmcap.com

FOXKISER Ventures Fund V LLC	1701 Pennsylvania Ave NW #900 Washington, DC 20006